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Exhibit 13.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Alain Tingaud, Chairman and Chief Executive Officer of InfoVista, a société anonyme organized under French law, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of InfoVista on Form 20-F for the fiscal year ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof, to my knowledge:

  •
  fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  •
  the information contained in such Annual Report on Form 20-F fairly presents, in all material respects, the financial condition and results of operations of InfoVista.

By: /s/ ALAIN TINGAUD Name: Alain Tingaud Title: Chairman and Chief Executive Officer
Date: October 23, 2003

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  Exhibit 13.1